UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement          [ ]    Confidential, for Use of the
[X]    Definitive Proxy Statement                  Commission Only (as permitted
[ ]    Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]    Soliciting Material Pursuant
       to Rule 14a-11(c) or Rule 14a-12

                         National Home Health Care Corp.
                         -------------------------------
                (Name of Registrant as Specified in Its Charter)


                    -----------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:

      2.    Form, Schedule or Registration Statement No.:

      3.    Filing Party:

      4.    Date Filed:

                         NATIONAL HOME HEALTH CARE CORP.
                              700 White Plains Road
                            Scarsdale, New York 10583
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be held on December 6, 2004
                                 ---------------

To the Stockholders of National Home Health Care Corp.:

      NOTICE IS HEREBY GIVEN, that the annual meeting of stockholders (the "Meeting") of National Home Health Care Corp. (the "Company") will be held at the offices of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, at 10:00 a.m., local time, on Monday, December 6, 2004, for the following purposes:

      (1) To elect six directors of the Company to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified;

      (2) To ratify the appointment of BDO Seidman, LLP as independent auditors of the Company for the fiscal year ending July 31, 2005; and

      (3) To consider and transact such other business as may properly come before the Meeting or any adjournment thereof.

A proxy statement, form of proxy and the annual report to stockholders of the Company for the Company's fiscal year ended July 31, 2004 are enclosed herewith. Only holders of record of common stock of the Company at the close of business on November 1, 2004 are entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

                                    By Order of the Board of Directors,

                                    Steven Fialkow
                                    Secretary
Scarsdale, New York
November 5, 2004

--------------------------------------------------------------------------------
All stockholders are cordially invited to attend the Meeting. If you do not expect to be present, please date and sign the enclosed form of proxy and return it promptly using the enclosed envelope. No postage is required if mailed in the United States.
--------------------------------------------------------------------------------

                         NATIONAL HOME HEALTH CARE CORP.
                              700 White Plains Road
                            Scarsdale, New York 10583
                            ------------------------

                                 PROXY STATEMENT
                            ------------------------

         This proxy statement is furnished to the holders of common stock, par value $.001 per share ("Common Stock"), of National Home Health Care Corp. (the "Company") in connection with the solicitation by and on behalf of its board of directors (the "Board of Directors") of proxies ("Proxy" or "Proxies") for use at the 2004 Annual Meeting of Stockholders (the "Meeting") to be held on Monday, December 6, 2004, at 10:00 a.m., local time, at the office of Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The cost of preparing, assembling, printing and mailing the Notice of Annual Meeting of Stockholders, this proxy statement, Proxies and annual reports is to be borne by the Company. The Company also will reimburse brokers who are holders of record of Common Stock for their reasonable out-of-pocket expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph, email or personal interview.

         The principal executive offices of the Company are located at 700 White
Plains  Road,   Scarsdale,   New  York  10583.  This  Proxy  Statement  and  the
accompanying form of Proxy are being mailed on or about November 5, 2004.

         It is important that your shares are represented at the Meeting, and, therefore, all stockholders are cordially invited to attend the Meeting. However, whether or not you plan to attend the Meeting, you are urged to, as promptly as possible, mark, sign, date and return the enclosed proxy card, which requires no postage if mailed in the United States in the enclosed pre-paid envelope. If you hold shares directly in your name and attend the Meeting, you may vote your shares in person, even if you previously submitted a proxy card.

         A Proxy may be revoked by a stockholder at any time before its exercise by filing with Steven Fialkow, the Secretary of the Company, at the address set forth above, an instrument of revocation or a duly executed Proxy bearing a later date, or by attending the Meeting and electing to vote in person. Attending the Meeting will not, in and of itself, constitute revocation of a Proxy. Properly executed proxies will be voted in accordance with instructions given by stockholders at the places provided for such purpose in the accompanying form of Proxy. Unless otherwise specified, the shares represented by such Proxies will be voted FOR the election of the six nominees for directorship named herein and FOR the proposal to ratify the appointment of the Company's independent auditors for the fiscal year ending July 31, 2005.

                                VOTING SECURITIES

         The close of business on November 1, 2004 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. As of the Record Date, there were 5,579,568 shares of Common Stock issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Votes withheld in the election of directors, and abstentions and broker non-votes on any matter, are included in determining whether a quorum is present.

         Directors are elected (Proposal 1) by a plurality of the votes cast at the Meeting. The ratification of appointment of the Company's independent auditors for the fiscal year ending July 31, 2005 (Proposal 2) requires the affirmative vote of a majority of the votes cast in favor of or against such action at the Meeting by the holders of shares entitled to vote on such matter. Votes withheld, in the case of the election of directors, and abstentions with respect to the ratification of the selection of the Company's independent auditors, will not be considered votes cast in the final tally of votes with regard to those proposals.

The Board of Directors has unanimously recommended a vote FOR of each nominee for directorship named in the Proxy and FOR the ratification of the appointment of the Company's independent auditors.

         If you hold your shares through a broker, bank or other representative, generally the broker, bank or other representative may only vote the shares that it holds for you in accordance with your instructions. However, if the broker, bank or other representative does not timely receive your instructions, it may vote on certain matters for which it has discretionary authority. If a broker, bank or other representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter. Brokers, banks and other representatives will be able to exercise discretionary voting authority on each matter that is presently scheduled to come before the Meeting.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding the beneficial ownership of Common Stock as of October 22, 2004 by (i) each person or group known by the Company to be the beneficial owner of more than 5% of the issued and outstanding shares of Common Stock; (ii) each nominee for directorship; (iii) each of the executive officers named in the Summary Compensation Table herein under "Executive Compensation;" and (iv) all directors and executive officers of the Company as a group.

         Unless otherwise indicated below, the address for each listed director and executive officer is National Home Health Care Corp., 700 White Plains Road, Scarsdale, New York 10583. We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission (the "SEC") and, as a result, include voting and/or investment power with respect to shares. To our knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares shown as beneficially owned. The percentage of ownership of Common Stock for each stockholder is based on 5,579,968 shares of our Common Stock outstanding as of October 22, 2004. The number of shares of our Common Stock outstanding used in calculating the percentage for each listed person includes the shares of our Common Stock underlying options held by that person that are exercisable within 60 days following October 22, 2004.

       Name and Address                    Amount and Nature of Beneficial
       of Beneficial Owner                         Ownership (#) (1)                Percent of Class (%)
       -------------------                 --------------------------------         --------------------
       Frederick H. Fialkow                              2,057,201 (2)                      36.0%

       Bernard Levine, M.D.                                809,904 (3)                      14.5%

       Steven Fialkow                                      140,822 (4)                       2.5%

       Ira Greifer, M.D.                                    58,911 (5)                       1.1%

       Robert C. Pordy, M.D.                                 6,454 (6)                          *

       Robert P. Heller                                     57,268 (7)                       1.0%

       Harold Shulman, J.D., CPA                                   -                            -
       Salvatore Alternative
       19355 Turnberry Way
       Aventura, FL 33180                                  462,482 (8)                       8.3%

       Heartland Advisors, Inc. and
       William J. Nasgovitz
       789 North Water Street
       Milwaukee, WI 53202
                                                           441,000 (9)                       8.0%
       All executive officers and
       directors as a group (7)
       persons)                                          3,130,560 (10)                     53.1%
------------------------------------

*        Less than 1%

(1) Includes, where indicated, shares allocated to certain individuals under the Company's Savings and Stock Investment Plan (the "Savings Plan") as of June 30, 2004. Under the terms of the Savings Plan, if a participant fails to give timely instructions as to the voting of shares of Common Stock held in a participant's account, the trustee of the Savings Plan will vote such shares in the same proportion as it votes all of the shares for which such trustee receives instructions.

(2) Includes 140,438 shares of Common Stock that may be acquired pursuant to currently exercisable options granted under the Company's 1992 Stock Option Plan and 1999 Stock Option Plan (collectively, the "Option Plans"), and 71,157 shares of Common Stock allocated to Mr. Fialkow's account under the Savings Plan. Does not include 602 shares of Common Stock owned by Mr. Fialkow's wife, as to which shares Mr. Fialkow disclaims beneficial ownership.

(3) Includes 10,762 shares of Common Stock that may be acquired pursuant to currently exercisable options granted under the Option Plans.

(4) Represents 102,671 shares of Common Stock that may be acquired pursuant to currently exercisable options granted under the Option Plans, and 38,151 shares of Common Stock allocated to Mr. Fialkow's account under the Savings Plan. Does not include 2,866 shares of Common Stock owned by Mr. Fialkow's wife as custodian for Mr. Fialkow's son, as to which shares Mr. Fialkow disclaims beneficial ownership.

(5) Includes 10,762 shares of Common Stock that may be acquired pursuant to currently exercisable options granted under the Option Plans.

(6) Includes 5,250 shares of Common Stock that may be acquired pursuant to currently exercisable options granted under the Option Plans.

(7) Includes 44,088 shares of Common Stock that may be acquired pursuant to currently exercisable options granted under the Options Plan, and 11,637 shares of Common Stock allocated to Mr. Heller's account under the Savings Plan.

(8) The amount and nature of beneficial ownership of these shares of Common Stock owned by Salvatore Alternative is based solely on a Schedule 13G submitted by such person to the Company on October 22, 2004. The Company has no independent knowledge of the accuracy or completeness of the information set forth in such Schedule 13G, but has no reason to believe that such information is not complete or accurate.

(9) The amount and nature of beneficial ownership of these shares of Common Stock owned by Heartland Advisors, Inc. and William J. Nasgovitz is based solely on a Schedule 13G/A filed by such persons with the SEC on February 12, 2004. The Company has no independent knowledge of the accuracy or completeness of the information set forth in such Schedule 13G/A filing, but has no reason to believe that such information is not complete or accurate.

(10) Includes 313,971 shares of Common Stock that may be acquired pursuant to currently exercisable options granted under the Option Plans, and 120,945 shares of Common Stock allocated under the Savings Plan.

                                   Proposal 1
                              ELECTION OF DIRECTORS

      At the Meeting, stockholders will elect six directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all Proxies received FOR the election of Frederick H. Fialkow, Steven Fialkow, Ira Greifer, M.D., Bernard Levine, M.D., Robert C. Pordy, M.D. and Harold Shulman, J.D., CPA, to serve as directors upon their nomination at the Meeting. All nominees currently serve on the Board of Directors and their terms expire at the Meeting. Each nominee has advised the Company of his willingness to serve as a director of the Company. In case any nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the then existing Board of Directors.

Directors and Executive Officers

      The following table sets forth certain information concerning the nominees for director and the executive officers of the Company:

                                                       Year First
                                                       Elected or                      Present Position
Name                                        Age      Appointed Director                with the Company
--------------------------------------- ------------ ----------------     ----------------------------------------------------
Frederick H. Fialkow                       73           1985                 Chairman of the Board of Directors
Bernard Levine, M.D.                       75           1983                 Director

Steven Fialkow                             45           1991                 President, Chief Executive Officer, Secretary and
                                                                             Director

                                                       Year First
                                                       Elected or                      Present Position
Name                                        Age      Appointed Director                with the Company
--------------------------------------- ------------ ----------------     ----------------------------------------------------

Ira Greifer, M.D.                          73           1983                 Director
Robert C. Pordy, M.D.                      47           1995                 Director
Harold Shulman, J.D., CPA                  69           2003                 Director
Robert P. Heller                           43           --                   Vice President of Finance, Chief Financial Officer
                                                                             and Treasurer


All directors of the Company hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. The executive officers of the Company are elected by the Board of Directors at the first meeting after each annual meeting of the Company's stockholders and hold office until their death, resignation or removal from office.

Information about Nominees for Directorship

      The following is a brief summary of the background of each nominee for directorship:

      Frederick H. Fialkow has been Chairman of the Board of Directors since February 1988, and was Chief Executive Officer from February 1988 until December 1999 and President from February 1988 until October 1997. He has been a director of the Company since April 1985. Frederick H. Fialkow is the father of Steven Fialkow.

      Bernard Levine, M.D. has been a director of the Company since July 1983. For more than 20 years he had been a Professor of Internal Medicine at New York University School of Medicine with a sub-specialty in allergy and immunology, and recently retired from this position. Dr. Levine devotes his time to private investment activities.

      Steven Fialkow has been a director of the Company since December 1991, and has served as Secretary since September 1995, as President since October 1997 and as Chief Executive Officer since December 1999. He served as Chief Operating Officer from October 1997 until December 1999, and as Executive Vice President of New England Home Care, Inc., a wholly owned subsidiary of the Company, from August 1995 until October 1997. He also served as Executive Vice President of Health Acquisition Corp., a wholly owned subsidiary of the Company ("Health Acquisition"), from May 1994 until August 1995, as President of National HMO (New York), Inc., a wholly owned subsidiary of the Company, from April 1989 until April 1994 and as Vice President of National HMO (New York), Inc. from August 1984 until March 1989. Steven Fialkow is a Certified Public Accountant. He is the son of Frederick H. Fialkow.

      Ira Greifer, M.D. has been a director of the Company since July 1983. He has been a Professor and Director of Pediatrics at the Children's Kidney Center of the Montefiore Medical Center - Albert Einstein College of Medicine since 1966. He also is the President of The Kidney & Urology Foundation of America, Inc., a not-for-profit organization with programs in the areas of research on kidney and related diseases, public and patient educational services and professional education.

      Robert C. Pordy, M.D. has been a director of the Company since December 1995. Since January 1989, Dr. Pordy has been employed by Hoffmann-LaRoche, Inc., a biopharmaceutical company, currently holding the position of Vice President, Medical Science.

      Harold Shulman, J.D., CPA has been a director of the Company since July 2003. In 1982, he was one of the founding shareholders of the accounting firm of Shulman, Cohen, Furst & Co. P.C., a mid-size certified public accounting firm in New York City, and he currently serves as its Chairman. Mr. Shulman is a Certified Public Accountant and is admitted to the Bar of the State of New York.

Information about Non-Director Executive Officers

      Robert P. Heller, a Certified Public Accountant, has served as Vice President of Finance, Chief Financial Officer and Treasurer of the Company since March 1989. Prior thereto, he was an accountant with Eisner LLP, a firm of certified public accountants.

Meetings of the Board of Directors and of Committees

      The Board of Directors held five meetings during the fiscal year ended July 31, 2004 ("Fiscal 2004"). Each director attended (i) all of the meetings of the Board of Directors during Fiscal 2004 and (ii) all of the meetings of all the committees of the Board of Directors on which he served during Fiscal 2004. Four of the six members of the Board of Directors are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards.

      The Company's Board of Directors has a separate compensation committee, nominating committee and audit committee.

      The Company's compensation committee is currently composed of Drs. Greifer and Levine. The function of the compensation committee is to review and recommend to the Board of Directors policies, practices and procedures relating to compensation of key employees and to administer employee benefit plans. A report of the compensation committee follows. The compensation committee held one meeting during Fiscal 2004; in addition, its members met informally from time to time.

      The Company's nominating committee was created in Fiscal 2004 and is currently composed of Drs. Greifer and Levine, each of whom are independent directors as defined in Rule 4200(a)(15) of the NASD's listing standards. The nominating committee held one meeting during Fiscal 2004.

      The function of the nominating committee is to consider and recommend to the Board candidates for appointment or election as directors. The specific functions and responsibilities of the nominating committee are set forth in a written charter of the nominating committee, adopted by the Board of Directors, a copy of which is attached as Appendix B hereto. The nominating committee charter is not available on the Company's website.

      A nominee to the Board of Directors must have such experience in business or financial matters as would make such nominee an asset to the Board of Directors. In recommending director candidates, the nominating committee takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include: professional and personal ethics and integrity; business, professional, or industry knowledge and contacts; business and financial sophistication, common sense and wisdom, and the ability to make informed judgments on a wide range of issues; relevant skills and experience demonstrated through business, professional, charitable or civic affairs; the ability to exercise independent judgment; as sell as the candidate's ability to devote the required time and effort to serve on the Board.

      The nominating committee will consider for nomination candidates recommended by stockholders if the stockholders comply with the following requirements: If a stockholder wishes to recommend a candidate to the nominating committee for consideration as a Board of Directors' nominee, such stockholder must submit in writing to the nominating committee the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, any other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the nominating committee at the Company's address and must be received in a timely manner as specified in the Company's proxy statements (these timing requirements are not applicable to persons nominated by or at the direction of the Board of Directors). The timing requirements with respect to next year's annual meeting are described in the section of this proxy statement entitled "Stockholder Proposals." The nominating committee may request further information if it determines a potential candidate may be an appropriate nominee.

      The Company's audit committee is currently composed of Drs. Greifer, Levine and Pordy and Mr. Shulman, each of whom meets the independence requirements for audit committee members under the listing standards of the Nasdaq National Stock Market ("Nasdaq"), on which the Common Stock is quoted. The function of the audit committee is to select and engage each year the independent auditors of the Company, to review the effectiveness of the Company's internal accounting methods and procedures and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation. The Board of Directors has adopted a charter for the audit committee, and the audit committee reviews and reassesses its charter annually and recommends any changes to the Board of Directors for approval. A report of the audit committee follows. A copy of the Company's audit committee's charter, as amended through October 7, 2004, is attached hereto as Appendix A. The audit committee held four meetings during Fiscal 2004; in addition, its members met informally from time to time.

Audit Committee Report

      The audit committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities with respect to Fiscal 2004, the audit committee reviewed and discussed the audited financial statements included in the Company's annual report on Form 10-K for Fiscal 2004 with management and BDO Seidman, LLP ("BDO"), the Company's independent auditors, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The audit committee acts under the guidance of a written charter which has been approved by the Board of Directors. The audit committee has had a written charter for several years, and a copy of the current version of that charter is shown as Appendix A to this proxy statement.

      The audit committee reviewed with the Company's independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements to generally accepted accounting principles, their judgments as to the quality, and not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the audit committee by Statement on Auditing Standards No. 61, as amended by Statement of Auditing Standards No. 90, relating to the conduct of the audit. In addition, the audit committee has discussed with the independent auditors such firm's independence from management and the Company including the matters in the written disclosures required by Independence Standards Board Standard No. 1.

      The audit committee discussed with the Company's independent auditors the overall scope and plans for their audit. The audit committee meets with the Company's independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

      In reliance on the reviews and discussions referred to above, the audit committee has recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company's annual report on Form 10-K for Fiscal 2004 for filing with the SEC. The audit committee has also selected and engaged BDO as the Company's independent auditors for the fiscal year ending July 31, 2005.

      The audit  committee  determined that the provision of all services by BDO
to  the  Company  for  Fiscal  2004  was  compatible  with   maintaining   BDO's
independence.

                                               Harold Shulman, J.D., CPA, Chair
                                               Ira Greifer, M.D.
                                               Bernard Levine, M.D.
                                               Robert C. Pordy, M.D.

Audit Committee Financial Expert

      The Board of Directors has determined that Harold Shulman, J.D., CPA, who is a member of the Company's audit committee, is an "audit committee financial expert" and meets the independence requirements under Item 7(d)(3)(iv) of
Schedule 14A under the Securities Exchange Act of 1934.

Stockholder Communications with the Board of Directors

      Any stockholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate

Secretary, National Home Health Care Corp., 700 White Plains Road, Scarsdale, New York 10583. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate stockholder communication. The Corporate Secretary will send all appropriate stockholder communications to the intended recipient. An "appropriate stockholder communications" is a communication from a person claiming to be a stockholder in the communication, and the subject of which relates solely to the sender's interest as a stockholder and not to any other personal or business interest.

      In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate stockholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate stockholder communications to the Chairman of the audit committee. In the case of communications addressed to committees of the Board, the Corporate Secretary will send appropriate stockholder communications to the chairman of such committee.

      The Board of Directors encourages all of its members to attend the Company's annual meeting of stockholders so that each director may listen to any concerns that stockholders may have that are raised at the annual meeting. All of the members of the Board of Directors attended the Company's 2003 annual meeting of stockholders.

Section 16(a) Beneficial Ownership Reporting Compliance

      Under section 16(a) of the Securities Act of 1934, the Company's directors and executive officers, and persons who own more than ten percent (10%) of the Common Stock, are required to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company during and/or with respect to Fiscal 2004, there were no late or delinquent filings.

Code of Ethics

      The Company's Board of Directors has adopted a Code of Ethics which applies to all of the Company's directors, executive officers and employees. A copy of the Code of Ethics is available upon request to the Company's Corporate Secretary at 700 White Plains Road, Scarsdale, NY 10583.

Compensation Committee Interlocks and Insider Participation

      The members of the Company's compensation committee are Drs. Greifer and Levine, both of whom are non-employee directors. No member of the compensation committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

Performance Graph

         The following graph compares the cumulative return to holders of Common Stock for the five years ended July 31, 2004 with the National Association of Securities Dealers Automated Quotation System Market Index and an SIC group index for the same period. The comparison assumes $100 was invested at the close of business on July 31, 1999 in the Common Stock and in each of the comparison groups, and assumes reinvestment of dividends. The Company paid no cash dividends during the periods.

                                 [GRAPH OMITTED]

                          Total Return To Shareholders
                      (includes reinvestment of dividends)

                                                                            INDEXED RETURNS
                                                Base                         Years Ending
                                               Period
Company Name / Index                           Jul 99      Jul 00     Jul 01      Jul 02      Jul 03      Jul 04
--------------------------------------------- --------- ---------- ---------- ----------- ----------- -----------
NATIONAL HOME HEALTH CARE CORP.                 100        117.07     252.41      291.13      201.61      286.83
NASDAQ INDEX                                    100        142.68      76.55       50.60       66.09       71.98
PEER GROUP                                      100        107.95     135.95      143.12      152.56      173.61



Peer Group Companies (companies with an SIC code of 8082 - "Home Health Care Services")

--------------------------------------------------------------------------------
ALLIED HEALTHCARE INTL INC                       MED DIVERSIFIED INC
AMEDISYS INC                                     NATIONAL HOME HEALTH CARE CORP.
AMERICAN HOMEPATIENT INC                         NEW YORK HEALTH CARE INC
APRIA HEALTHCARE GROUP                           PEDIATRIC SVCS AMERICA INC
CORAM HEALTHCARE CORP                            PHOENIX GROUP CORP
GENTIVA HEALTH SERVICES INC                      VISTACARE INC


                     REPORT OF THE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

Overview and Philosophy

      The compensation committee is composed entirely of non-employee directors and is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. In addition, the compensation committee, pursuant to authority delegated thereto by the Board of Directors, determines the compensation to be paid to the Company's chief executive officer and each other executive officer of the Company.

      The objectives of the Company's executive compensation program are to:

      *     Support the achievement of desired Company performance

      * Provide compensation that will attract and retain superior talent and reward performance

      The  executive   compensation   program   provides  an  overall  level  of
compensation opportunity that is competitive within the health care industry, as well as with a broader group of companies of comparable size and complexity.

Executive Officer Compensation Program

      The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options, specific performance-based bonuses and various benefits, including medical and pension plans generally available to employees of the Company. The Company and each of its executive officers have entered into employment agreements dated as of November 1, 2001. See "Executive Compensation--Employment and Related Agreements."

Base Salary

      Base salary levels for the Company's executive officers are competitively set relative to companies in the health care industry. In determining salaries, the compensation committee also takes into account individual experience and performance and specific issues particular to the Company.

Stock Option Program

      The stock option program is the Company's long-term incentive plan for providing an incentive to key employees (including directors and officers who are key employees) and to directors who are not employees of the Company.

1992 and 1999 Stock Option Plans

      The 1992 and 1999 Stock Option Plans authorize the compensation committee to award key executives stock options. No additional options may be granted under the 1992 Stock Option Plan. Options granted under the 1999 Stock Option Plan may be granted containing terms determined by the compensation committee, including exercise period and price; provided, however, that such plan requires that the exercise price may not be less than the fair market value of the Common Stock on the date of the grant and that the exercise period may not exceed ten years, subject to further limitations.

Benefits

      The Company provides to executive officers medical and pension benefits that generally are available to Company employees. The amount of perquisites for each executive officer, as determined in accordance with the rules of the SEC relating to executive compensation, did not exceed 10% of salary of such executive officer for Fiscal 2004.

Bonus

      On the basis of the compensation committee's evaluation of the performance of management, the Company provides to certain executive officers bonuses based on performance of the Company.

Chief Executive Officer Compensation

      The compensation of the Chief Executive Officer is based upon the same criteria, enunciated above, as the other executive officers. No change was made to the base salary (except for an annual cost of living increase adjustment) of Mr. Steven Fialkow, the Company's chief executive officer, during Fiscal 2004. Mr. Fialkow's bonus for Fiscal 2004 was lower than his bonus for Fiscal 2003, as a result of the Company's lower income from operations in Fiscal 2004.

Certain Tax Legislation

      Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") generally precludes a public company from taking a federal income tax deduction for annual compensation in excess of $1,000,000 paid to its chief executive officer or any of its four other most highly compensated executive officers. Certain "performance based compensation," however, is excluded from the deduction limitation. The Company believes that all of the Fiscal 2004 compensation of the Company's executive officers is deductible.

                                           Ira Greifer, M.D.

                                           Bernard Levine, M.D.

                                           Members of the Compensation Committee

Standard Remuneration of Directors

         The Company's non-employee directors are paid a fee of $3,500 for each meeting of the Board of Directors they attend. In addition, members of the audit committee are paid an annual fee of $5,000, payable quarterly, and members of the compensation committee are paid an annual fee of $2,500.

Executive Compensation

         The following table sets forth information concerning the annual and long term compensation for the Company's last three fiscal years of the Company's chief executive officer and each other executive officer of the Company, whose salary and bonus for Fiscal 2004 exceeded, in the aggregate, $100,000, for services rendered in all capacities to the Company and its subsidiaries (the "Named Executives"):

                                                                            Long-Term Compensation
                                   Fiscal                                    Securities Underlying        All Other
Name and Principal Position         Year            Annual Compensation            Options (#)          Compensation ($)
---------------------------         ----        ---------------------------      -------------          ----------------
                                                 Salary ($)      Bonus ($)
Frederick H. Fialkow
   Chairman of the Board of
   Directors                         2004       $398,612(1)      $208,158                  0              $16,898 (2)
                                     2003        386,627(1)       295,890                  0               14,971 (3)
                                     2002        376,830(1)       247,815             57,750               14,071 (4)
Steven Fialkow
   President, Chief Executive
   Officer and Secretary
                                     2004        335,075(5)       190,438                  0               29,469 (6)
                                     2003        325,000          278,183                  0               27,156 (7)
                                     2002        315,096          226,711             21,000               26,256 (8)

Robert P. Heller
   Vice President of Finance,        2004        180,425(9)       55,534                   0               29,331 (10)
   Chief Financial Officer and       2003        175,000          72,046                   0               27,565 (11)
   Treasurer                         2002        174,327          59,178              10,500               26,673 (12)

--------------------


(1)   Includes payments of $93,612, $81,627 and $71,830 in Fiscal 2004, 2003 and
      2002, respectively, for the compounded cost of living increases in salary compensation pursuant to Mr. Fialkow's employment agreement with the Company.

(2) Represents $8,698 paid to Mr. Fialkow, as health insurance coverage and $8,200 representing the Company's matching contribution as deferred compensation under the Savings Plan pursuant to Section 401(k) of the Code.

(3) Represents $6,971 paid to Mr. Fialkow as health insurance coverage and $8,000 representing the Company's matching contribution as deferred compensation under the Savings Plan pursuant to Section 401(k) of the Code.

(4) Represents $6,071 paid to Mr. Fialkow as health insurance coverage, $8,000 representing the Company's matching contribution as deferred compensation under the Savings Plan pursuant to Section 401(k) of the Code and $12,000 contributed by the Company to a deferred compensation plan for the benefit of Mr. Fialkow.

(5) Includes payment of $10,075 for the compounded cost of living increase in salary compensation.

(6) Represents $9,269 paid to Mr. Fialkow as health insurance coverage, $8,200 representing the Company's matching contribution as deferred compensation under the Savings Plan pursuant to Section 401(k) of the Code and $12,000 contributed by the Company to a deferred compensation plan for the benefit of Mr. Fialkow.

(7) Represents $7,156 paid to Mr. Fialkow as health insurance coverage, $8,000 representing the Company's matching contribution as deferred compensation under the Savings Plan pursuant to Section 401(k) of the Code and $12,000 contributed by the Company to a deferred compensation plan for the benefit of Mr. Fialkow.

(8) Represents $6,256 paid to Mr. Fialkow as health insurance coverage, $8,000 representing the Company's matching contribution as deferred compensation under the Savings Plan pursuant to Section 401(k) of the Code and $12,000 contributed by the Company to a deferred compensation plan for the benefit of Mr. Fialkow.

(9) Includes payment of $5,425 for the compounded cost of living increase in salary compensation.

(10) Represents $9,131 paid to Mr. Heller as health insurance coverage and $8,200 representing the Company's matching contribution as deferred compensation under the Savings Plan pursuant to Section 401(k) of the Code and $12,000 contributed by the Company to a deferred compensation plan for the benefit of Mr. Heller.

(11) Represents $7,565 paid to Mr. Heller as health insurance coverage, $8,000 representing the Company's matching contribution as deferred compensation under the Savings Plan pursuant to Section 401(k) of the Code $12,000 contributed by the Company to a deferred compensation plan for the benefit of Mr. Heller.

(12) Represents $6,673 paid to Mr. Heller as health insurance coverage, $8,000 representing the Company's matching contribution as deferred compensation under the Savings Plan pursuant to Section 401(k) of the Code and $12,000 contributed by the Company to a deferred compensation plan for the benefit of Mr. Heller.

Option/SAR Grants in Last Fiscal Year

      No stock options or SARs were granted to any of the Named Executives in Fiscal 2004.

Option Exercises In Last Fiscal Year And Year-End Option Value

         The following table sets forth certain information concerning the number of shares of Common Stock acquired upon the exercise of stock options during Fiscal 2004 and the number and value at July 31, 2004 of shares of Common Stock subject to unexercised options held by the Named Executive Officers.

                                                                                 Number of
                                                                                 Securities             Value of
                                                                                 Underlying           Unexercised
                                                                                Unexercised           In-the-Money
                                                                                Options/SARs        Options/SARs at
                                                                               at FY-End (#)           FY-End ($)
                               Shares Acquired                                  Exercisable/          Exercisable/
           Name                On Exercise (#)       Value Realized ($)        Unexercisable         Unexercisable
           ----                ---------------       ------------------        -------------         -------------
Frederick H. Fialkow                85,751               699,643(1)               140,438/0              478,003/0
Steven Fialkow                        --                     --                   102,671/0              468,661/0
Robert P. Heller                      --                     --                    44,088/0              201,452/0

(1) No shares issued pursuant to exercise of stock options were sold by Mr. Fialkow. Based on the high bid price per share of Common Stock on the date of exercise.

Employment and Related Agreements

      Frederick H. Fialkow. Effective November 1, 2001, the Company entered into an amended and restated employment agreement with Mr. Fialkow for a term of five years with an automatic renewal for an additional five years, unless one of the parties elects not to renew the agreement. Pursuant to the agreement, Mr.
Fialkow is employed as the Chairman of the Company's Board of Directors. The agreement provides for an annual base salary of $305,000 (before giving effect to cost of living adjustments). In addition, Mr. Fialkow is entitled to receive an annual bonus in an amount equal to 4% of the Company's consolidated net income (before income taxes) in each year in which the consolidated net income is in excess of $3,000,000. Under the agreement, upon a change of control of the Company, Mr. Fialkow shall receive an amount equal to one-half of his annual base salary as then in effect.

      Steven Fialkow. Effective November 1, 2001, the Company entered into an employment agreement with Mr. Fialkow, expiring on November 1, 2006, pursuant to which he is employed as the Company's President, Chief Executive Officer and Secretary. The agreement provides for an annual base salary of $325,000. The compensation committee has authorized an annual cost of living adjustment in his base salary. In addition, Mr. Fialkow is entitled to receive an annual bonus in an amount equal to 4% of the amount by which the Company's income from operations in any fiscal year exceeds $3,300,000. Under the agreement, upon a change of control of the Company, Mr. Fialkow shall receive an amount equal to one-half of his annual base salary as then in effect.

      Robert P. Heller. Effective November 1, 2001, the Company entered into an employment agreement with Mr. Heller, expiring on November 1, 2006, pursuant to which he is employed as the Company's Vice President of Finance, Chief Financial Officer and Treasurer. The agreement provides for an annual base salary of $175,000, subject to adjustment. The compensation committee has authorized an increase in Mr. Heller's annual base salary from $175,000 to $202,500 and annual cost of living adjustment. In addition, Mr. Heller is entitled to receive an annual bonus in an amount equal to 1% of the amount by which the Company's income from operations in any fiscal year exceeds $3,300,000. Under the agreement, upon a change of control of the Company, Mr. Heller shall receive an amount equal to one-half of his annual base salary as then in effect.

      The employment agreements of Messrs. Frederick H. Fialkow, Steven Fialkow and Heller contain confidentiality and nondisclosure provisions relating to the Company's business and all confidential information developed or made known to each individual during his respective term of employment. The agreements also contain certain non-competition provisions that preclude Messrs. Frederick H. Fialkow, Steven Fialkow and Heller from competing with the Company for a period of one year from the date of termination.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Health Acquisition Corp. has leased office premises, located in Queens, New York from a company controlled by Mr. Frederick H. Fialkow, the Chairman of the Board of Directors, and by Steven Fialkow, who is a director and the President, Chief Executive Officer and Secretary of the Company. Net rent expense under such lease was approximately $213,000 for Fiscal 2004. The Company believes that such lease contains terms in the aggregate no less advantageous to the Company than could have been obtained from an unrelated third party.

Required Vote

      Directors are elected by a plurality of the votes cast at the Meeting. Votes withheld in the election of directors and abstentions or broker non-votes, if any, will be deemed as present for the purposes of determining the presence of a quorum at the Meeting, but will not be counted towards the election of any person as a director. Brokers who hold shares of common stock as nominees have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owner by the tenth day before the meeting, provided that this proxy statement has been transmitted to the beneficial holder at least 15 days prior to the Meeting. In the event that any of the nominees should become unavailable before the Meeting, it is intended that shares represented by the enclosed proxy will be voted for such substitute nominee as may be nominated by the current Board of Directors.

                                   Proposal 2
                            RATIFICATION OF SELECTION
                                       OF
                              INDEPENDENT AUDITORS

      The Board of Directors believes it is appropriate to submit for ratification by the stockholders of the audit committee's selection of BDO as the Company's independent auditors for the fiscal year ending July 31, 2005. Ratification of the selection is not required by law, and the Company is not required to take any action if stockholders fail to ratify the selection of BDO as the Company's independent auditors.

      BDO has served as the independent auditors of the Company since 2001. Representatives of BDO are expected to be present at the Meeting with the opportunity to make a statement and to be available to respond to questions regarding any appropriate matters.

      Audit Fees

      Audit fees billed to the Company by BDO for its audit of the Company's financial statements included in the Company's annual report on Form 10-K and for its review of the financial statements included in the Company's quarterly reports on Form 10-Q filed with the Securities and Exchange Commission for Fiscal 2003 and 2004, were $95,000 and $103,000, respectively.

      Audit-Related Fees

      There were no audit-related fees billed to the Company by BDO for Fiscal 2003 and 2004.

      Tax Fees

      Tax fees billed to the Company by BDO for the Company's tax returns for Fiscal 2003 and 2004, were $27,000 and $31,000, respectively.

      All Other Fees

      Other fees billed to the Company by BDO for all other non-audit and non-tax services provided by BDO, including 401(k) Plan and cost report services, were $14,000 in each of Fiscal 2003 and 2004.

      Financial Information Systems Design and Implementation Fees

      The Company did not engage BDO to provide advice to the Company regarding financial information systems design and implementation services in Fiscal 2004.

      Pre-Approval Policies

      The audit committee has adopted a procedure under which all fees charged by BDO must be pre-approved by the audit committee. All (or 100%) of the fees described under the caption "All Other Fees" were pre-approved by the audit committee.

Required Vote

      The affirmative vote of a majority of the votes cast at the meeting will be required to ratify the appointment of BDO as the independent auditors of the Company for the fiscal year ending July 31, 2005. Abstentions and broker non-votes, if any, will not be counted as votes "cast" with respect to this matter. Unless otherwise directed, persons named in the Proxy intend to cast all properly executed Proxies received by the time of the Meeting FOR the ratification of the appointment of BDO as the Company's independent auditors for the fiscal year ending July 31, 2005. Brokers who hold shares of Common Stock as nominees have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owners by the tenth day before the Meeting, provided that this proxy statement is transmitted to the beneficial owners at least 15 days before the Meeting.


                                  MISCELLANEOUS

Stockholder Proposals

      Stockholders wishing to present proposals at the 2005 annual meeting of stockholders and wishing to have their proposals presented in the proxy statement distributed by the Board of Directors in connection with the 2005 annual meeting of stockholders must submit their proposals to the Company in writing on or before July 8, 2005.

      If the Company does not receive notice by September 22, 2005 from a stockholder who intends to present at the next annual meeting a proposal that is not discussed in the Company's proxy statement, the persons named in the proxy accompanying the Company's proxy statement for that annual meeting will have the discretionary authority to vote on such proposal at such meeting.

Householding of Annual Meeting Materials

      Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report to stockholders may have been sent to multiple stockholders in each household. The Company will promptly deliver a separate copy of either document to any stockholder upon written or oral request sent to the Company at 700 White Plains Road, Scarsdale, New York 10583, (914) 722-9000. Any stockholder who wishes to receive separate copies of the annual report to stockholders and proxy statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder's bank, broker, or other nominee record holder, or such stockholder may contact the Company at the above address or phone number.

Other Matters

      The Board of Directors of the Company knows of no other matter to come before the Meeting. However, if any matters requiring a vote of the stockholders arise, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment, including any matters or motions dealing with the conduct of the Meeting.

Proxies

      All stockholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed form of Proxy.

Annual Report to Stockholders

      The Company's 2004 annual report to stockholders is being mailed to stockholders simultaneously with the mailing of this proxy statement. Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

                                              By Order of the Board of Directors

                                              Steven Fialkow
                                              Secretary

Scarsdale, New York
November 5, 2004

                                   Appendix A

                         NATIONAL HOME HEALTH CARE CORP.
                              AMENDED AND RESTATED
                             AUDIT COMMITTEE CHARTER

Purpose

      The role of the Audit Committee is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities related to:

      o the accounting, reporting, and financial practices of the Company and its subsidiaries, including the integrity of the Company's financial statements;

      o the surveillance of administration and financial controls and the Company's compliance with legal and regulatory requirements;

      o     the outside auditing firm's qualifications and independence; and

      o the performance of the Company's internal audit function and the Company's outside auditing firm.


      The Audit Committee shall also prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

Composition

      The Audit Committee shall consist of at least three but not more than seven members as determined from time to time by the Board. Each member of the Audit Committee shall be an independent member of the Board, with "independence" for this purpose determined by the Board in accordance with applicable legal standards, including those standards referred to below.

      Independence

      The independence of Audit Committee members shall be determined pursuant to the rules and regulations set by the SEC, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the requirements of The NASDAQ Stock Market, Inc. ("NASDAQ").

      Financial Expertise

      All members of the Audit Committee must be able to read and understand financial statements at the time of their appointment.

      At least  one  member  of the Audit  Committee  must have past  employment experience in finance or accounting, requisite professional accounting certification or any other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, at least one member of the Audit Committee (who may be the same member who satisfies the requirement specified in the preceding sentence) must be a "financial expert," as such term is defined by the SEC.

Appointment and Removal

      The members of the Audit Committee shall be appointed by the Board upon the recommendation of a majority of the independent directors and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Audit Committee may be removed, with or without cause, by a majority vote of the Board.

Chairman

      Unless a chairman of the Audit Committee is designated by the full Board of Directors upon recommendation of a majority of the independent directors, the members of the Audit Committee shall designate a chairman of the Audit Committee by the majority vote of the full Audit Committee membership. The chairman of the Audit Committee will chair all regular sessions of the Audit Committee and set the agenda for Audit Committee meetings.

Meetings

      The Audit Committee shall meet as often as it determines but no less than once per quarter, either in person or telephonically, and at such times and places as the Audit Committee shall determine. The Audit Committee should meet regularly with each of management, the principal internal auditor of the Company (or person who performs that function) and the outside auditing firm in separate executive sessions to discuss any matters that the Audit Committee or either of these groups or persons believe should be discussed privately. In addition, the Audit Committee or its chairman should meet with the independent auditors and management quarterly to review the Company's financial statements. A majority of the members of the Audit Committee present in person or by telephone shall constitute a quorum. The Audit Committee shall report regularly to the full Board of Directors with respect to its activities.

      All non-management directors who are not members of the Audit Committee may attend meetings of the Committee but may not vote. In addition, the Audit Committee may invite to its meetings any director, member of management of the Company and such other persons as it deems appropriate in order to carry out its responsibilities. The Audit Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

Relationship with Independent Accountants

      The Audit Committee shall be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation and oversight of the outside auditing firm. In this regard, the Audit Committee shall have the sole authority to (A) appoint and retain, (B) determine the funding for, and (C) when appropriate, terminate, the outside auditing firm, which shall report directly to the Audit Committee. The Audit Committee shall be responsible for resolving any disputes between the outside auditing firm and the Company's management.

Responsibilities and Duties

      To fulfill its responsibilities and duties the Audit Committee shall:

A.    Financial Reporting Processes and Documents/Reports Review

      1. Evaluate annually the performance of the Audit Committee and the adequacy of the Audit Committee charter.

      2. Review and discuss with the outside auditing firm: (A) the scope of the audit, the results of the annual audit examination by the auditor and any accompanying management letters, and any difficulties the auditor encountered in the course of their audit work, including any restrictions on the scope of the outside auditing firm's activities or on access to requested information, and any significant disagreements with management; and (B) any reports of the outside auditing firm with respect to interim periods.

      3. Review and discuss with management and the outside auditing firm the annual audited and quarterly unaudited financial statements of the Company, including (A) an analysis of the auditor's judgment as to the quality of the Company's accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (B) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," including the development, selection and reporting of accounting policies that may be regarded as critical; and (C) major issues regarding the Company's accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and financial statement presentations.

      4. Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K.

      5. Periodically review and discuss the adequacy of the Company's internal controls, any significant deficiencies in internal controls, and significant changes in such controls; and review and discuss with the principal internal auditor of the Company and such others as the Audit Committee deems appropriate the scope and results of the internal audit program.

      6. Periodically review and discuss the adequacy and effectiveness of the Company's disclosure controls and procedures and management reports thereon.

      7. Review disclosures made to the Audit Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

      8. Review and timely discuss with management and the outside auditors any material financial or non-financial arrangements of the Company that do not appear on the financial statements of the Company.

      9. Review and discuss with the outside auditing firm their report regarding (A) all critical accounting policies and practices to be used; (B) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the
Company,   ramifications  of  the  use  of  such  alternative   disclosures
and treatments,  and the treatment  preferred by the outside  auditing firm; and
(C) other material written communications between the outside auditing firm and Company management, such as any management letter of schedule of unadjusted differences.

      10. Review with financial management and the independent accountants the Company's filings with the SEC prior to their filing or prior to the release of earnings reports. The chairman of the Audit Committee may represent the entire Audit Committee for purposes of this review.

      11. Prepare all reports required to be included in the Company's proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

      12.  Report  regularly  to the  full  Board.  In this  regard,  the  Audit
Committee should review with the full Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, or the performance and independence of the Company's outside auditing firm.

      13. The Audit Committee shall provide such recommendations as the Audit Committee may deem appropriate. The report to the Board may take the form of an oral report by the chairman of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make such report.

      14. Maintain minutes or other records of meetings and activities of the Audit Committee.

      15. The Audit Committee shall, at least annually, receive from the Company's independent auditors (1) a summary of the results of the most recent internal quality control review, or peer review, of the firm, (2) a summary of significant inquiries or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and (3) a summary of any steps taken to deal with any such issues.

B.    Outside Auditing Firm

      1. Approve in advance all audit services to be provided by the outside auditing firm, including any written engagement letter related thereto. (By approving the audit engagement, the audit services contemplated in any written engagement letter shall be deemed to have been preapproved.)

      2. Establish policies and procedures for the engagement of the outside auditing firm to provide permissible non-audit services, which shall require preapproval by the Audit Committee of all permissible non-audit services to be provided by the outside auditing firm (other than with respect to de minimis exceptions described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). Ensure that approval of non-audit services are disclosed to investors in periodic reports required by Section 13(a) of the Exchange Act.

      3. The authority to grant preapproval of audit and non-audit services may be delegated to one or more designated members of the Audit Committee.

      4. Consider, at least annually, the independence of the outside auditing firm, including whether the outside auditing firm's performance of permissible non-audit services is compatible with the independence of the outside auditing firm; obtain and review a report by the outside auditing firm describing any relationships between the outside auditing firm and the Company or any relationships between the outside auditing firm and the Company or any other relationships that may adversely affect the independence of the outside auditing firm; discuss with the outside auditing firm any disclosed relationship or services that may impact the objectivity and independence of the outside auditing firm; and present to the Board of Directors the Audit Committee's conclusions with respect to the independence of the outside auditing firm.

      5. Ensure rotation of the audit partners as required by law.

      6. Establish policies for the hiring of employees and former employees of the outside auditing firm.

C.    Outside Advisors.

      The Audit Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist the Audit Committee in the performance of its functions. The Audit Committee shall have sole authority to approve related fees and retention terms.

D.    Ethical and Legal Compliance

      1. Review and periodically recommend to the Board updates to the Company's code of ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and ensure that management has established a system to enforce the code of ethics.

      2. Approve, if the duty is not delegated to a comparable body of the Board, all related party transactions in accordance with the regulations of NASDAQ.

      3. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

      4. Establish procedures for the receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

      5. Perform any other activities consistent with this Charter, the Company's bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

Resources and Authority of the Audit Committee

      The Audit Committee shall have the resources and authority appropriate, in the Committee's discretion, to discharge its responsibilities and carry out its duties as required by law, including access to all books, records, facilities and personnel of the Company and the authority to engage outside auditors for special audits, reviews and other procedures and to engage independent counsel and other advisors, experts or consultants. In addition, by adoption of this Charter, the Board authorizes funding for the Audit Committee appropriate, in the Audit Committee's discretion, for the discharge of the Audit Committee's functions and responsibilities.

Limitation of Audit Committee's Role

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                               Adopted by Resolution of the Board of Directors Of National Home Health
                               Care Corp.
                               October 7, 2004

                                   APPENDIX B

                         NATIONAL HOME HEALTH CARE CORP.
                              AMENDED AND RESTATED
                          NOMINATING COMMITTEE CHARTER

                                 October 7, 2004

      This charter (the "Charter") reflects the scope of the duties and responsibilities of the Nominating Committee (the "Committee") of the Board of Directors (the "Board") of National Home Health Care Corp. (the "Company").

                                     Purpose

      The purpose of the Committee shall be to identify individuals qualified to become Board members (consistent with the criteria approved by the Board) and to recommend to the Board director candidates for (i) nomination at the annual meeting of stockholders, or (ii) appointment as directors in the interim for the purpose of filling vacancies.

                           Duties and Responsibilities

      The Committee's primary duties and responsibilities are to:

o Review and recommend criteria for the selection of directors to serve on the Board of Directors, taking into account at a minimum all applicable laws, rules, regulations and listing standards, a potential candidate's experience, areas of expertise and any other factors the members of the Committee deem appropriate.

o identify individuals qualified to become Board members, consistent with criteria approved by the Board;

o     review candidates for the Board who may be recommended by stockholders;

o     make   recommendations  to  the  Board  regarding  the  qualifications  of candidates for the Board and the director selection process;

o evaluate and make recommendations to the Board concerning the nomination of qualified persons to stand for election or re-election as directors or to fill vacancies on the Board and Board committees;

o review and make recommendations to the Board regarding Board size, composition and structure;

o review and make recommendations to the Board regarding the structure and duties of Board committees, including, without limitation: (i) evaluating the duties and powers of Board committees in light of the Company's existing and planned objectives, (ii) making recommendations as to committee assignments and (iii) considering whether there should be a policy of periodic rotation of directors among committees;

o develop and recommend to the Board standards to be applied in making determinations relating to material relationships between the Company and a director for purposes of determining a director's independence;

o annually evaluate the independence of the directors; develop guidelines concerning director stock ownership, recommend Board approval of those guidelines and monitor compliance with those guidelines;

o review and approve directorships in other public companies held by or offered to directors and senior officers of the Company;

o make recommendations to the Board concerning, and periodically reviewing, policies with respect to the retirement of directors; and

o perform any other activities consistent with this Charter, the Company's Certificate of Incorporation and the Company's Bylaws as this Committee or the Board may deem necessary, advisable or appropriate for the Committee to perform.

                 Organization; Appointment and Removal; Meetings

      Members of the Committee shall be appointed by the majority of the entire Board, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine, and until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. Any member of the Committee may be removed, with or without cause, by a vote of a majority of the entire Board of Directors. The Committee at all times shall consist of at least two directors, each of whom is "independent" as such term is defined in the NASDAQ Marketplace Rules.

      The Committee may designate one member of the Committee as its chairperson. The Committee shall meet as often as may be deemed necessary or appropriate, in its judgment, but no less than once each year, maintain such minutes of its meetings as it shall deem appropriate. The Committee will meet at least once annually in executive session.

      Any member of the Committee may call meetings of the Committee. The Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities.

                      Qualifications of Director Candidates

      The following characteristics are to be considered in evaluating nominees for director:

      (a)   professional and personal ethics and integrity;

      (b)   ability to devote sufficient attention to Board duties;

      (c)   business, professional, or industry knowledge and contacts;

      (d) business and financial sophistication, common sense and wisdom, and the ability to make informed judgments on a wide range of issues;

      (e)   relevant  skills  and  experience   demonstrated  through  business,
            professional, charitable or civic affairs; and

      (f)   the ability to exercise independent judgment.

      These factors shall be considered in evaluating potential nominees, which in the case of incumbents also shall include the degree to which they have already evidenced such factors.

                            Performance Expectations

      The Board expects each of its members to:

      (a) prepare for, regularly attend and actively participate in all scheduled and special meetings of the Board and each Committee on which he serves;

      (b) offer insight, support and advice to management in his areas of expertise;

      (c)   ask appropriate questions and maintain focus on the Board's agenda;

      (d)   understand Company business, finances and strategies;

      (e)   positively interact with Company directors and officers;

      (f) act in the best interests of the Company and its stockholders and follow the Company's applicable ethics codes; and

      (g)   pursue and attend continuing director education as appropriate.

      These factors shall be considered in evaluating potential nominees, which in the case of incumbents also shall include the degree to which they have already evidenced such factors.

                        Evaluation of Overall Board Needs

      The Board believes its effectiveness will be enhanced by having a group of directors with a range of relevant business and other experience, a diversity of perspectives and the personal characteristics, commitment and experience to participate actively in the Board process. The

Board also believes continuity in leadership and Board and committee tenure will maximize the Board's ability to exercise meaningful board oversight. In considering the potential nominee slate (including incumbent directors) there shall be taken into account: (a) the benefits of incumbency, as noted above and below; (b) any perceived needs of the Board, any committee or the Company at the time for business contacts, skills or experience or other particular desirable personal characteristics; (c) the collegiality of Board members; (d) the need for independent directors or financial experts under any committee charter or applicable law for the Board or its committees; (e) any other requirements of applicable law; and (f) the desirability of ethnic, racial, gender and geographic diversity.

                                   Incumbency

      The Board believes qualified incumbent directors are generally uniquely positioned to provide the benefit of continuity of leadership and seasoned judgment gained through experience as a director of the Company. The value of these benefits may outweigh many other factors. Therefore, it is expected that incumbent directors will generally be considered for re-nomination; provided that they continue to satisfy the applicable personal characteristic criteria and performance expectations. However, eligible incumbent directors need not necessarily be nominated for re-election.

             Process for Identifying and Evaluating Candidates for
                      Directors Recommended by Stockholders

      The Committee will accept recommendations for potential nominees for director from stockholders of the Company. Anyone wishing to recommend an individual for the Board of Directors should forward the name, address and biographical information of a potential nominee to the Nominating Committee of the Board of Directors of National Home Health Care Corp., c/o National Home Health Care Corp., 700 White Plains Road, Scarsdale, New York 10583. Such stockholder must submit in writing to the Committee the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, any other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. Potential director nominees submitted by stockholders of the Company will not be considered by the Committee if they are not timely submitted in accordance with the Company's proxy statements (these timing requirements are not applicable to persons nominated by or at the direction of the Board of Directors). If the Committee chooses to consider any such potential nominee, the Committee will evaluate a potential nominee by personal interview, such interview to be conducted by one or more members of the Committee, and/or any other method the Committee deems appropriate, which may, but need not, include a questionnaire. The Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Committee need not engage in an evaluation process unless
(i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Committee does not intend to recommend the nomination of a sitting director for re-election.

                           Stockholder Communications

      The  Board  of  Directors  of  the  Company   encourages   the   Company's
stockholders to send any concerns or comments they might have relating to the Company to the Committee at the address indicated above.

      The Board of Directors encourages all of its members to attend the Company's annual meeting so that each director may listen to any concerns that stockholders may have that are raised at an annual meeting. Continued lack of attendance at annual meetings without a valid excuse will be considered by the Committee when determining those board members who will be recommended to the Board of Directors for re-election.

                           Resources of the Committee

      The Committee shall have the authority to retain a search firm to assist in identifying director candidates, and retain outside counsel and other advisors as the Committee may deem appropriate in its sole discretion. The fees incurred for such services shall be paid for by the Company.

                         Reports and Performance Review

      The Committee shall report its actions and any recommendations to the Board of Directors after each Committee meeting. The Committee shall review the adequacy of this Charter from time to time and recommend any proposed changes to the Board of Directors for approval.

PROXY                              PROXY CARD                              PROXY

                         NATIONAL HOME HEALTH CARE CORP.
                         ANNUAL MEETING OF STOCKHOLDERS

           This Proxy is solicited on behalf of the Board of Directors

The undersigned holder of common stock of National Home Health Care Corp. (the "Company") hereby revokes all previous proxies, acknowledges receipt of the Notice of the Stockholders' Meeting to be held on December 6, 2004, and hereby appoints Frederick H. Fialkow and Steven Fialkow, and each of them, as proxies of the undersigned, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote as designated on the reverse side of this proxy, and otherwise represent all of the shares of the undersigned at said meeting and at any adjournments or postponements thereof with the same effect as if the undersigned were present and voting the shares.


                  [CONTINUED AND TO BE SIGNED ON REVERSE SIDE]

    The Board of Directors recommends a vote FOR all listed nominees and FOR
                                   Proposal 2

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                   CHOICES LIKE THIS IN BLUE OR BLACK INK [X]

     (1)   Election of directors

     |_|   FOR ALL NOMINEES          NOMINEES:   |_|Frederick H. Fialkow
                                                 |_|Steven Fialkow
     |_|   WITHHOLD AUTHORITY                    |_|Ira Greifer, M.D.
           FOR ALL NOMINEES                      |_|Bernard Levine, M.D.
                                                 |_|Robert C. Pordy, M.D.
     |_|   FOR ALL EXCEPT                        |_|Harold Shulman, J.D., CPA
           (see instructions below)

*INSTRUCTION: To withhold authority for any individual nominee(s), mark "FOR ALL
              EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: |_|

     (2) Ratification of the appointment of BDO Seidman, LLP, as independent auditors for the Company for the fiscal year ending July 31, 2005.

             FOR                     AGAINST                   ABSTAIN

             |_|                       |_|                       |_|

THE SHARES REPRESENTED BY THIS PROXY, DULY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NOMINEES AND FOR PROPOSAL 2, AND IN ACCORDANCE WITH THE

DISCRETION OF THE PERSONS APPOINTED AS PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IN CASE ANY NOMINEE SHOULD BECOME UNAVAILABLE FOR ELECTION TO THE BOARD OF DIRECTORS FOR ANY REASON, THE PERSONS APPOINTED AS PROXIES SHALL HAVE DISCRETIONARY AUTHORITY TO VOTE THIS PROXY FOR ONE OR MORE ALTERNATIVE NOMINEES WHO WILL BE DESIGNATED BY THE THEN EXISTING BOARD OF DIRECTORS.

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK YOUR CHOICE ON ALL PROPOSALS, AND SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE


---------------------------

---------------------------

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to registered name(s) on the account may not be submitted via this method. |_|

__________________  Date:  _________  _____________________  Date:  __________
Signature                             Signature

Note: Please sign exactly as your name or names appear on this Proxy. Where shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.